LORD ABBETT SERIES FUND, INC.

Developing Growth Portfolio

Supplement dated February 4, 2021

to the Summary Prospectus, Prospectus and Statement of Additional Information,

each dated May 1, 2020

Effective at the close of business on May 5, 2021, Lord Abbett Series Fund - Developing Growth Portfolio (the “Fund”) will not be available for purchase by new investors. The Fund will continue to be available for purchase only by existing shareholders of the Fund who may add to their accounts with additional purchases of the Fund shares.

Investors should note, however, that the Fund reserves the right to refuse any order that Lord Abbett believes might disrupt the efficient management of the Fund and reserves the right to further limit the availability of the Fund.

Please retain this document for your future reference.